John Hancock Equity Funds
                Supplement to the Prospectus dated March 1, 2006



John Hancock Growth Trends Fund

On page 13, under the "Portfolio Managers" section, the Financial Services section has been deleted and replaced with the following:

FINANCIAL SERVICES --- James K. Schmidt, CFA
--------------------------------------------
Managed fund since it began in 2000

Lisa A. Welch
Joined fund team in 2000

Roger C. Hamilton
Joined fund team in 2006

Financial services portfolio managers share investment strategy and decisions



On page 46, the Management Biography for Thomas M. Finucane has been deleted.



May 1, 2006